UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2021

PIONEER MERGER CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39867	98-1563709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Madison Avenue, 19th Floor New York, NY	10065
(Address of principal executive offices)	(Zip Code)

(212) 803-9080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	PACXU	The Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	PACX	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PACXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On May 26, 2021, Pioneer Merger Corp., a Cayman Islands exempted company (“Pioneer”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Pioneer, Pioneer SPAC Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pioneer (“Pioneer Merger Sub”), and Acorns Grow Incorporated, a Delaware corporation (“Acorns”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Pioneer and Acorns.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions on the Closing Date (as defined in the Business Combination Agreement): (i) Pioneer will domesticate as a Delaware corporation pursuant to Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Law (2020 Revision) (the “Domestication”) and, in connection with the Domestication, (A) Pioneer’s name will be changed to “Acorns Holdings, Inc.”, (B) each issued and outstanding Class A ordinary share of Pioneer and each issued and outstanding Class B ordinary share of Pioneer will become one share of common stock of Pioneer (the “Pioneer Common Stock”), and (C) each outstanding warrant of Pioneer (but subject to the forfeiture, pursuant to the terms of the Sponsor Warrant Forfeiture Agreement (as defined below)) will represent the right to purchase one share of Pioneer Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the Warrant Agreement, dated as of January 12, 2021, by and between Pioneer and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”) (the “Warrant Agreement”); (ii) convertible notes issued by Acorns to affiliates of Declaration Partners LP and Senator Investor Group, in an aggregate principal amount of $55,000,000, outstanding as of immediately prior to the closing (the “Closing”) of the Business Combination (as defined below) and following the Domestication, will convert into a number of shares of Pioneer Common Stock equal to the outstanding principal amount due in respect of such convertibles notes plus any accrued and unpaid interest thereunder, divided by $10; (iii) Pioneer will (A) cause the Trustee of Pioneer’s trust account to contribute to Pioneer Merger Sub the amount of cash remaining in the trust account (after deducting any amounts paid to Pioneer shareholders that exercise their redemption rights in connection with the Business Combination and net of Pioneer’s unpaid transaction expenses), (B) contribute to Pioneer Merger Sub the proceeds actually received by Pioneer in the PIPE Financing (as defined below) (net of Acorns’ unpaid transaction expenses), and (C) deposit (or cause the Trustee of Pioneer’s trust account to deposit) with the exchange agent the cash amount payable in exchange for a portion of the Acorns’ common shares outstanding as of immediately prior to the time the Merger (as defined below) becomes effective (the “Effective Time”); and (iv) following the Domestication, Pioneer Merger Sub will merge with and into Acorns, with Acorns as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Pioneer (the “Merger”).

The Domestication, the Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second half of 2021, following the receipt of the required approval by Acorns’ and Pioneer’s stockholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

Concurrently with the execution of the Business Combination Agreement, (i) Acorns and the holders of the Company 2020 Convertible Notes (as defined in the Business Combination Agreement) have amended the terms of the Company 2020 Convertible Notes to convert all such notes to common shares of Acorns on the Closing Date but prior to the Effective Time, and (ii) certain holders of Company Preferred Shares (as defined in the Business Combination Agreement) have executed and delivered to Acorns an irrevocable written consent in order to increase the number of authorized common shares of Acorns and effect the conversion of all Company Preferred Shares to common shares of Acorns in accordance with the terms of Acorns’ certificate of incorporation, with the effective time of such conversion occurring on the Closing Date but prior to the Effective Time.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (a) outstanding common shares of Acorns, with respect to which an election to receive cash has been made, up to the Maximum Permitted Cash Election Shares (as defined in the Business Combination Agreement), will be exchanged for cash equal to the Equity Value Per Share (as defined in the Business Combination Agreement), determined based on the implied Acorns fully-diluted equity value of $1,500,000,000 (the “Acorns Equity Value”), (b) outstanding common shares of Acorns, with respect to which an election to receive Pioneer Common Stock has been made or no election to receive Pioneer Common Stock or cash has been made, will be exchanged for shares of Pioneer Common Stock equal to the Per Share Stock Consideration (as defined in the Business Combination Agreement), and (c) all options (vested and unvested), warrants and restricted stock units of Acorns will be exchanged for comparable options, warrants and restricted stock units that are exercisable for shares of Pioneer Common Stock, with such adjustments to number of shares and exercise prices, as applicable, determined based on the Acorns Equity Value.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. Pioneer has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the Pioneer board of directors shall consist of seven directors, which shall include (i) one individual designated by Acorns from a list of individuals agreed upon by Pioneer and Acorns as set forth in the Business Combination Agreement, and (ii) upon consultation with Pioneer, six individuals designated by Acorns, in each case, designated prior to the effectiveness of the Registration Statement (as defined below). In addition, Pioneer has agreed to adopt (A) an equity incentive plan and an employee stock purchase plan (as described in the Business Combination Agreement) at least one day prior to the Closing Date and (B) the Loyalty Program (as defined below) promptly following the Closing Date.

Conditions to Each Party’s Obligations

The obligation of Pioneer and Acorns to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the approval of Pioneer’s shareholders, (iii) the approval of Acorns’ shareholders, (iv) the conversion of the preferred shares of Acorns to common stock of Acorns on the Closing Date but prior to the Effective Time, (v) the conversion of the Company 2020 Convertible Notes to common stock of Acorns on the Closing Date but prior to the Effective Time, (vi) Pioneer having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing, (vii) the Registration Statement (as defined below) being declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (viii) no law, order or other legal restraint being issued by any governmental entity enjoining or prohibiting the closing of the Business Combination, and (ix) obtaining Financial Industry Regulatory Authority, Inc. approval of the FINRA Application (as such term is defined in the Business Combination Agreement) with respect to the Business Combination and the indirect change of ownership of Acorns Securities, LLC, a Delaware limited liability company.

In addition, (i) the obligation of Acorns to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (A) the aggregate cash proceeds from Pioneer’s trust account, together with the proceeds from the PIPE Financing plus $55,000,000, equaling no less than $340,000,000 (after deducting any amounts paid to Pioneer shareholders that exercise their redemption rights in connection with the Business Combination), and (B) the approval by Nasdaq of Pioneer’s initial listing application in connection with the Business Combination, and (ii) the obligation of Pioneer to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to (A) the accuracy of the representations and warranties of Acorns, subject to certain materiality thresholds, and (B) there having not occurred a Company Material Adverse Effect (as defined in the Business Combination Agreement).

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Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of Pioneer and Acorns, (ii) by Pioneer if Acorns breaches any of its representations and warranties or if Acorns fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing would not be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Acorns if any Pioneer Party (as defined in the Business Combination Agreement) breaches any of its representations and warranties or if any Pioneer Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing would not be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either Pioneer or Acorns if the Business Combination is not consummated by January 15, 2022, (v) by either Pioneer or Acorns if certain required approvals are not obtained by Pioneer shareholders after the conclusion of a meeting of Pioneer’s stockholders held for such purpose at which such shareholders voted on such approvals, and (vi) termination by Pioneer if Acorns’ shareholders do not deliver to Pioneer a written consent approving the Business Combination within one business day of the Registration Statement being declared effective under the Securities Act of 1933, as amended (the “Securities Act”).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of intentional and willful breach prior to the termination of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Pioneer does not believe that these schedules contain information that is material to an investment decision.

Pioneer Sponsor Support Agreements

Concurrently with the execution of the Business Combination Agreement, Pioneer, the Sponsor, certain directors and executive officers of Pioneer (the “Supporting Directors and Officers”) and Alpha Wave Ventures, LP (together with the Sponsor and the Supporting Directors and Officers, the “Supporting Sponsor Shareholders”) entered into support agreements (the “Sponsor Support Agreements”), pursuant to which each of the Supporting Sponsor Shareholders, as a holder of Class A and/or Class B ordinary shares has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of Pioneer or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise), (iii) be bound by certain other covenants and agreements related to the Business Combination, and (iv) to the extent the Supporting Sponsor Shareholder is required to do so pursuant to the Loyalty Program, contribute certain shares of such shareholder’s Pioneer Common Stock to Pioneer for use in the Loyalty Program, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreements.

The foregoing description of the Sponsor Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

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Pioneer Sponsor Lock-Up Agreements

Concurrently with the execution of the Business Combination Agreement, Pioneer, Acorns, and the Supporting Sponsor Shareholders entered into lock-up agreements (the “Sponsor Lock-Up Agreements”), pursuant to which each of the Supporting Sponsor Shareholders, as a holder of Restricted Securities (as defined therein) has agreed to, among other things, to be subject to a lock-up period which will last from the Closing until the earlier of (i) the 12 month anniversary of the Closing, (ii) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Class A ordinary shares of Pioneer for cash securities, or other property, (iii) if after the Closing a third party makes a tender offer or similar transaction to all of Pioneer’s shareholders to acquire greater than 50% (which minimum condition shall be nonwaivable) of the outstanding shares of Pioneer Common Stock for cash, securities or other property (a “Third Party Tender”), the last day on which shares of Pioneer Common Stock may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Sponsor Lock-Up Period shall be revived and continue in accordance with its terms, and (iv) the trading day, if any, on which the closing price of the Class A ordinary shares of Pioneer equals or exceeds $12.00 per share (as adjusted for share subdivisions, share recapitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days within a 30-trading day period commencing at least 150 days after the Closing Date (the “Sponsor Lock-Up Period”) in respect of their Restricted Securities. During the Sponsor Lock-Up Period, the holders of Restricted Securities may not transfer any Restricted Securities or engage in any short sales or other hedging or derivative transactions, subject to certain limited exceptions.

The foregoing description of the Sponsor Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Sponsor Lock-Up Agreement, a copy of which is attached as Exhibit B to Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

Acorns Company Support Agreements

Concurrently with the execution of the Business Combination Agreement, Pioneer, Acorns, and certain shareholders of Acorns (the “Supporting Company Shareholders”) entered into support agreements (the “Company Support Agreements”), pursuant to which each of the Supporting Company Shareholders has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) be bound by certain other covenants and agreements related to the Business Combination, and (iii) to the extent the Supporting Company Shareholder is required to do so pursuant to the Loyalty Program, contribute certain shares of such shareholder’s Pioneer Common Stock to Pioneer for use in the Loyalty Program, in each case, on the terms and subject to the conditions set forth in the Company Support Agreements.

The foregoing description of the Company Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Company Support Agreement, a copy of which is attached as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Acorns Company Lock-Up Agreements

Concurrently with the execution of the Business Combination Agreement, Pioneer, Acorns, and the Supporting Company Shareholders entered into lock-up agreements (the “Company Lock-Up Agreements”), pursuant to which each of the Supporting Company Shareholders, as a holder of Restricted Securities (as defined therein) has agreed to, among other things, to be subject to a lock-up period which will last from the Closing until the earlier of (i) the six month anniversary of the Closing, (ii) the date after the Closing on which Pioneer completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pioneer’s shareholders having the right to exchange their Pioneer Common Stock for cash, securities or other property, (iii) if after the Closing a third party makes a Third Party Tender, the last day on which shares of Pioneer Common Stock may be tendered or otherwise committed in connection with such Third Party Tender, provided that, if such Third Party Tender is not completed, the Company Lock-Up Period shall be revived and continue in accordance with its terms, and (iv) certain other events (the “Company Lock-Up Period”). During the Company Lock-Up Period, the holders of Restricted Securities may not transfer any Restricted Securities or engage in any short sales or other hedging or derivative transactions, subject to certain limited exceptions.

The foregoing description of the Company Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Company Lock-Up Agreement, a copy of which is attached as Exhibit D to Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

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PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, Pioneer entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors. Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and Pioneer agreed to issue and sell to such investors, prior to and substantially concurrently with the Closing, an aggregate of 16,500,000 shares of Pioneer Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $165,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that Pioneer will grant the investors in the PIPE Financing certain customary registration rights and indemnification.

In addition, the Subscription Agreements with certain of the investors provide that Pioneer is required to within 30 calendar days following the Closing Date, file with the SEC a registration statement registering the resale of such shares. Additionally, Pioneer is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies Pioneer that it will “review” the registration statement) following the filing date thereof and (ii) the 10th business day after the date Pioneer is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. Pioneer must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the second anniversary of the Closing, (ii) the date the PIPE Investors no longer hold any registrable shares, and (iii) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 within 90 days without the public information, volume or manner of sale limitations of such rule.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the forms of Subscription Agreement, copies of which are attached as Exhibit 10.3 and Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Pioneer Shareholders’ Agreement

Concurrently with the execution of the Business Combination Agreement, Pioneer, Sponsor (as defined below), and Acorns entered into a shareholders’ agreements (the “Shareholders’ Agreement”) pursuant to which the parties thereto agreed, among other things, following the Effective Time and until the occurrence of the first date following the Closing on which the Sponsor Investors (as defined therein) beneficially own, in the aggregate, a number of Pioneer Common Stock less than 50% of the number of shares of Pioneer Common Stock beneficially owned by the Sponsor Investors immediately following the Closing (as adjusted for any stock splits, stock dividends, reorganizations, recapitalizations and the like), Acorns shall nominate one director to the board of directors of Pioneer from a list of individuals mutually agreed to by the Sponsor and Acorns as set forth in the Business Combination Agreement.

The foregoing description of the Shareholders’ Agreement is subject to and qualified in its entirety by reference to the full text of the form of Shareholders’ Agreement, a copy of which is included as Exhibit F to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Pioneer, Sponsor, Alpha Wave Ventures, LP, the Acorns Holders (as defined therein), and the Director Holders (as defined therein), entered into the Amended and Restated Registration Rights Agreement (the “A&R RRA”) relating to, among other things, certain customary registration rights, including demand and piggy-back rights, which shall become effective upon Closing.

The foregoing description of the A&R RRA is subject to and qualified in its entirety by reference to the full text of the form of A&R RRA, a copy of which is included as Exhibit G to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

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Pioneer Sponsor Warrant Forfeiture Agreement

Concurrently with the execution of the Business Combination Agreement, Acorns, Pioneer and Pioneer Merger Sponsor LLC, a Cayman Islands exempted limited company (the “Sponsor”), entered into the Sponsor Warrant Forfeiture Agreement (the “Sponsor Warrant Forfeiture Agreement”), pursuant to which, the Sponsor has agreed to, among other things, (i) immediately prior to the Closing, forfeit for no consideration and automatically cancel 3,350,000 private placement warrants of Pioneer held by the Sponsor (the “Sponsor Forfeiture Warrants”), and (ii) prior to the Closing, not transfer, pledge, encumber or otherwise subject to any lien, or otherwise dispose of, any of the Sponsor Forfeiture Warrants. In addition, the Sponsor and Pioneer have agreed to execute and deliver to Continental or any successor Warrant Agent (as defined in the Warrant Agreement), written instructions to register the transfer and cancellation of the Sponsor Forfeiture Warrants, effective as of immediately prior to the Closing.

The foregoing description of the Sponsor Warrant Forfeiture Agreement is subject to and qualified in its entirety by reference to the full text of the form of Sponsor Warrant Forfeiture Agreement, a copy of which is included as Exhibit H to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Acorns Customer Loyalty Share Program

Promptly following the Closing, Pioneer will adopt the Acorns Customer Loyalty Share Program (the “Loyalty Program”), the terms and conditions to be mutually agreed by Pioneer and Acorns prior to the Closing Date, relating to, among other things, the opportunity for Eligible Customers (as defined therein) to elect one share of Pioneer Common Stock to be deposited into their Acorns brokerage account, subject to eligibility and regulatory requirements.

The foregoing description of the Loyalty Program is subject to and qualified in its entirety by reference to the full text of the Loyalty Program Framework, a copy of which is included as Exhibit N to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Pioneer Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On May 27, 2021, Pioneer and Acorns (i) issued a press release announcing their entry into the Business Combination Agreement and (ii) held a webcast to discuss the Business Combination between Pioneer and Acorns. The press release and transcript of the webcast are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Pioneer and Acorns have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, Pioneer intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Pioneer will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Pioneer will send to its shareholders in connection with the Business Combination. Investors and security holders of Pioneer are advised to read, when available, the proxy statement/prospectus in connection with Pioneer’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/final prospectus to be included in the Registration Statement will be mailed to shareholders of Pioneer as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge at the SEC’s website at www.sec.gov or by directing a request to: 660 Madison Avenue, 19th Floor, New York, New York 10065.

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Participants in the Solicitation

Pioneer, Acorns and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Pioneer’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Pioneer’s directors and officers in Pioneer’s filings with the SEC, including Pioneer’s Form 10-K for the year ended December 31, 2020, the Registration Statement to be filed with the SEC by Pioneer, which will include the proxy statement of Pioneer for the Business Combination, and such information and names of Acorns’ directors and executive officers will also be in the Registration Statement to be filed with the SEC by Pioneer, which will include the proxy statement of Pioneer for the Business Combination. These documents can be obtained free of charge at the SEC’s website at www.sec.gov or by directing a request to: 660 Madison Avenue, 19th Floor, New York, New York 10065.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “ongoing,” “target,” “anticipate,” “intend,” “expect,” “could,” “should,” “would,” “plan,” “predict,” “potential,” “project,” “seem,” “seek,” “future,” “outlook” or the negative or plural of these words, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Pioneer and Acorns, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Pioneer’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pioneer and Acorns. These statements are subject to a number of risks and uncertainties regarding Pioneer’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Pioneer or Acorns for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Pioneer and Acorns; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Pioneer’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those to be included under the heading “Risk Factors” in the Registration Statement to be filed with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Pioneer and other filings with the SEC. There may be additional risks that Pioneer presently does not know or that Pioneer currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Pioneer’s expectations, plans or forecasts of future events and views as of the date of this communication. Pioneer anticipates that subsequent events and developments will cause Pioneer’s assessments to change. However, while Pioneer may elect to update these forward-looking statements at some point in the future, Pioneer specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Pioneer’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Disclaimer

This communication is for informational purposes only. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Pioneer or Acorns, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of May 26, 2021, by and among Pioneer Merger Corp., Pioneer SPAC Merger Sub Inc., and Acorns Grow Incorporated.
10.1	Form of Sponsor Support Agreement (included as Exhibit A to Exhibit 2.1 hereto).
10.2	Form of Company Support Agreement (included as Exhibit C to Exhibit 2.1 hereto).
10.3	Form of Subscription Agreement (included as Exhibit E to Exhibit 2.1 hereto).
10.4	Form of Subscription Agreement (Other)
99.1	Press Release, dated May 27, 2021.
99.2	Transcript of Webcast, dated May 27, 2021.
99.3	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2021	PIONEER MERGER CORP.

	By:	/s/ Ryan Khoury
		Name:	Ryan Khoury
		Title:	Chief Executive Officer

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